Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

PATENT LICENSE AGREEMENT

This Agreement, effective as of October 23, 2019 (the “EFFECTIVE DATE”), is between the Whitehead Institute for Biomedical Research (“WHITEHEAD”), a Delaware corporation, having a principal office at 455 Main Street, Cambridge, MA 02142 and CAMP4 Therapeutics Corporation (“COMPANY”), a Delaware corporation, having a principal place of business at One Kendall Square, Building 1400 West, Suite B14301, 3rd Floor, Cambridge, MA 02139.

RECITALS

WHEREAS, WHITEHEAD is the owner of certain PATENT RIGHTS (as later defined herein) relating to [***];

WHEREAS, WHITEHEAD has the right to grant licenses under said PATENT RIGHTS subject to a royalty-free, nonexclusive, non-transferable license to practice the PATENT RIGHTS granted to the United States Government for government purposes;

WHEREAS, WHITEHEAD retains the right to grant [***] under PATENT RIGHTS to the extent necessary to allow [***] to practice inventions conceived and reduced to practice under its [***] Agreement dated [***];

WHEREAS, WHITEHEAD has granted a [***] license to [***];

WHEREAS, WHITEHEAD desires to have the PATENT RIGHTS developed and commercialized to benefit the public by granting a license;

COMPANY has represented to WHITEHEAD that it has the financial capacity and the strategic commitment to facilitate the transfer of the technology for the public interest using commercially reasonable efforts; and

COMPANY desires to obtain a license to WHITEHEAD’S rights under the PATENT RIGHTS, and WHITEHEAD is willing to grant a license upon the terms and conditions of this Agreement.

NOW, THEREFORE, WHITEHEAD, and COMPANY hereby agree as follows:

1.            DEFINITIONS

1.1              “AFFILIATE” will mean, with respect to a party hereto, any legal entity (such as a corporation, partnership, or limited liability company) that directly or indirectly controls, or is controlled by, or is under common control with, such party. For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities, or (iii) the power to direct the management and policies of such entities.

1.2              “ANCHOR REGIONS/SEQUENCES” will mean regions and sequences that [***].

1.3              “BOUNDARY REGIONS/SEQUENCES” will mean regions and sequences that [***].

1.4              “CO-EXCLUSIVE CASES” will mean PATENT RIGHTS of the cases listed in Appendix B under the heading “Co-Exclusive Cases”.

1.5              “COMBINATION PRODUCT” will mean any PRODUCT sold or used in combination with one or more other therapeutically active ingredients which are not PRODUCTS. For example, a COMBINATION PRODUCT is a pharmaceutical product that includes two therapeutically active pharmaceutical ingredients, only one of which that is or is in a PRODUCT.

1.6              “CORPORATE PARTNER” will mean a non-AFFILIATE third party that has entered into a CORPORATE PARTNERSHIP with COMPANY.

1.7              “CORPORATE PARTNERSHIP” will mean a written contractual agreement between COMPANY and a CORPORATE PARTNER under which the CORPORATE PARTNER is granted certain rights (e.g., a license or option) to the outcome of COMPANY’S performance of a LICENSED PROCESS but not a sublicense under the PATENT RIGHTS.

1.8              “EXCLUDED ENFORCEMENT FIELD” means [***].

1.9              “EXCLUSIVE CASES” will mean PATENT RIGHTS of the cases listed in Appendix B under the heading “Exclusive Cases”.

1.10            “FIELD” will mean all human and animal therapeutic and diagnostic fields. For the avoidance of doubt, FIELD excludes sale and/or distribution of reagents for research use.

1.11            “IDENTIFIED PRODUCT” will mean any product, other than a LICENSED PRODUCT, (i) first identified, selected, or determined by COMPANY, its AFFILIATE or SUBLICENSEE to have [***] of LICENSED PRODUCTS or LICENSED PROCESSES during the TERM and prior to the [***] of the EFFECTIVE DATE and (ii) for which COMPANY or its AFFILIATE receive consideration based on the sales of such product to final customers who are the end users of such product, including consideration from such sales of such product to such final customers made by COMPANY or its AFFILIATE.

1.12            “IND” will mean, with respect to a particular LICENSED PRODUCT, an Investigational New Drug application submitted to the FDA, or a comparable application filed with any other relevant regulatory agency in any country or jurisdiction in the TERRITORY.

1.13            “INSULATED NEIGHBORHOODS” or “IN” will mean [***].

1.14            “LICENSED PROCESS” will mean any process (including the provision of any service) of which the use, sale, offer of sale or importation would, absent the license granted hereunder, infringe one or more VALID CLAIMS.

1.15            “LICENSED PRODUCT” will mean any product of which the manufacture, use, sale, offer of sale or importation would, absent the license granted hereunder, infringe one or more VALID CLAIMS.

1.16            “MAJOR MARKET” will mean [***].

1.17            “NDA” will mean, with respect to a particular LICENSED PRODUCT, a New Drug Application submitted to the FDA for such LICENSED PRODUCT in the United States of America, or a comparable application filed with any other relevant regulatory agency seeking approval.

1.18            “NET SALES’’ will mean the gross amount invoiced by (a) with respect to PRODUCTS, COMPANY, its AFFILIATES, SUBLICENSEES for PRODUCTS to a final customer who is an end user of the PRODUCT and (b) with respect to IDENTIFIED PRODUCTS, CORPORATE PARTNERS for such IDENTIFIED PRODUCTS to a final customer who is an end user of the IDENTIFIED PRODUCT, less the following:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***]; and

(vi)	[***].

No deductions will be made for commissions paid to individuals whether they are with independent sales agencies or regularly employed by COMPANY and on its payroll or for costs of collections. NET SALES will occur on the date of invoicing for a PRODUCT.

[***]

In the event that a PRODUCT is sold as a COMBINATION PRODUCT, NET SALES, for the purposes of determining royalty payments on the COMBINATION PRODUCT in a country, will mean the [***] that is determined as follows:

(1)	[***]; or

(2)	[***].

1.19            “PATENT CHALLENGE” will mean a proceeding to challenge the validity or enforceability of any of the PATENT RIGHTS, and includes acts that institute, or cause counsel to institute, any interference, opposition, re-examination, or similar proceeding with respect to any of the PATENT RIGHTS with the U.S. Patent and Trademark Office or any foreign patent office.

1.20            “PATENT RIGHTS” will mean:

(i)	the United States and international patents listed on Appendix A;

(ii)	the United States and international patent applications and/or provisional applications listed on Appendix A and the resulting patents that issue directly therefrom;

(iii)	claims of any patent applications claiming priority to any of the provisional applications listed on Appendix A that are directed to subject matter specifically described in the patents or patent applications listed on Appendix A and any divisional, continuations, claims of continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A or of such patent applications that claim priority to any of the provisional applications listed on Appendix A, to the extent that claims are directed to and wholly supported by subject matter specifically described in the patent applications listed on Appendix A, and those claims in the resulting patents that issue directly therefrom;

(iv)	claims of any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in any of (i), (ii), and (iii) above that are directed to subject matter specifically described in the patents and patent applications listed on Appendix A; and

(v)	U.S. provisional patent applications which are directed to subject matter specifically described in the United States patents and/or patent applications listed on Appendix A, claims of any patent applications claiming priority to any of such provisional applications that are directed to and wholly supported by subject matter specifically described in the patents or patent applications listed on Appendix A, and any divisional, continuations, claims of continuation-in-part applications, or continued prosecution applications (and their relevant international equivalents) of any of the foregoing patent applications, to the extent the claims are directed to subject matter specifically described in the patent applications listed on Appendix A, those claims in the resulting patents, and the claims of any patents issuing from any of the foregoing, and any patents resulting from reissues, reexamination, or extensions (and their relevant international equivalents) of any of such patents that are directed to subject matter specifically described in the patents or patent applications listed on Appendix A.

COMPANY may remove, at its sole discretion, any patent or patent application or claim thereof from Appendix A in accordance with Section 6.1(c). PATENT RIGHTS include the CO-EXCLUSIVE CASES and EXCLUSIVE CASES.

1.21            “PHASE I TRIAL” will mean a clinical study of the first introduction of a LICENSED PRODUCT into a human subject. In the United States, “PHASE I TRIAL” will mean a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(a).

1.22            “PHASE II TRIAL” will mean a clinical study of a LICENSED PRODUCT conducted to obtain preliminary data on its effectiveness for a particular indication(s) in human subjects with the disease or condition and its possible short-term side effects and risks. In the United States, “PHASE II TRIAL” will mean a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(b).

1.23            “PHASE III TRIAL” will mean a clinical study of a LICENSED PRODUCT in human subjects for the purpose of gathering the definitive information about efficacy, dosage, and safety in the proposed therapeutic indication to demonstrate that the LICENSED PRODUCT is safe and effective in order for the FDA or other appropriate regulatory agency to approve an NDA to market the LICENSED PRODUCT for the proposed indication. In the United States, “PHASE III TRIAL” will mean a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(c).

1.24            “PRODUCT” will mean a LICENSED PRODUCT or an IDENTIFIED PRODUCT.

1.25            “REPORTING PERIOD” will begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.26            “ROYALTY TERM” will mean, on a LICENSED PRODUCT-by-LICENSED PRODUCT and country-by-country basis, the time period commencing with the first sale of such LICENSED PRODUCT included within the scope of NET SALES in such country and ending on the expiration or termination of [***]. For the purposes of this Section 1.26, “Covering” shall mean, with respect to a LICENSED PRODUCT in a country, that (i) a VALID CLAIM would be infringed by the manufacture, use, sale, offer of sale, or importation of such LICENSED PRODUCT in such country or that (ii) a VALID CLAIM would be infringed by the use, sale, offer of sale or importation of the LICENSED PROCESS (a) used in the manufacture of such LICENSED PRODUCT in such country or (b) practiced by the use of such LICENSED PRODUCT in such country.

1.27            “SUBLICENSEE” will mean any entity (other than COMPANY AFFILIATES) to which COMPANY has granted a SUBLICENSE AGREEMENT.

1.28            “SUBLICENSE AGREEMENT” will mean a written contractual agreement in which COMPANY grants a sublicense of the rights granted COMPANY under Section 2.1 to a party who is not an AFFILIATE of COMPANY.

1.29            “TERM” will mean the term of this Agreement, which will commence on the EFFECTIVE DATE and will remain in effect until the expiration or abandonment of the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.30            “TERRITORY” will mean worldwide.

1.31            “VALID CLAIM” will mean (i) any claim of an issued and unexpired PATENT RIGHT that (a) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (ii) a claim of a pending PATENT RIGHT application that has not been pending for more than the shorter of (a) [***] years from the date of first action on the merits and (b) [***] years from its earliest priority date, in each case of clause (ii)(a) and (ii)(b), which claim has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application. The invalidity of a particular claim in one or more countries will not in itself invalidate such claim in the remaining countries of the TERRITORY.

2.            GRANT OF RIGHTS

2.1              License Grants. Subject to the terms of this Agreement (including Sections 2.2 and 2.3 which describe the exclusivity of this grant), WHITEHEAD hereby grants to COMPANY and its AFFILIATES for the TERM a royalty-bearing license under the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS in the FIELD in the TERRITORY and to perform and have performed LICENSED PROCESSES in the FIELD in the TERRITORY.

2.2              Co-Exclusivity. Subject to the terms of this Agreement, in addition to the license granted to COMPANY and its AFFILIATES under Section 2.1, WHITEHEAD agrees that it may grant a license to [***] (the “CO-EXCLUSIVE THIRD PARTY LICENSEE”), under the PATENT RIGHTS of the CO-EXCLUSIVE CASES in [***] (such license, the “CO-EXCLUSIVE THIRD PARTY LICENSE”). For the avoidance of doubt, except as otherwise expressly provided herein, WHITEHEAD shall not grant any other person or entity any rights to the CO-EXCLUSIVE CASES during the TERM other than the CO-EXCLUSIVE THIRD PARTY LICENSEE under the CO-EXCLUSIVE THIRD PARTY LICENSE. In the event that the CO-EXCLUSIVE THIRD PARTY LICENSE is amended, terminated or expires, in whole or in part, so that exclusive rights under any PATENT RIGHT of the CO-EXCLUSIVE CASES in all or part of the FIELD in all or part of the TERRITORY are available for grant, such CO-EXCLUSIVE CASES shall be deemed EXCLUSIVE CASES under this Agreement in the relevant part of the FIELD and TERRITORY and WHITEHEAD shall promptly so notify COMPANY.

2.3              Exclusivity. Subject to the terms of this Agreement, WHITEHEAD agrees that it shall not grant any other license under the PATENT RIGHTS of the EXCLUSIVE CASES in the FIELD in the TERRITORY to develop, make, have made, use, sell, offer for sale or import PRODUCTS, or to perform or have performed LICENSED PROCESSES.

2.4            Sublicenses. COMPANY will have the right to grant sublicenses of the license granted under Section 2.1 of this Agreement and through multiple tiers, provided however that the patent cases of the sublicense that are CO-EXCLUSIVE CASES are not, to COMPANY’S knowledge, the subject of alleged third-party infringement of the PATENT RIGHTS by the prospective SUBLICENSEE. COMPANY shall incorporate terms and conditions into its SUBLICENSE AGREEMENTS sufficient to enable COMPANY to comply with this Agreement.

Upon termination of this Agreement for any reason, [***].

(a)            Form and Content of SUBLICENSE AGREEMENT. COMPANY shall issue any sublicense(s) granted by it under this Agreement in writing, and COMPANY shall include the equivalent of at least the following provisions with COMPANY in all SUBLICENSE AGREEMENTS. SUBLICENSEES shall report annually to COMPANY on its operations under the SUBLICENSEE AGREEMENT.

(i)	SUBLICENSEES shall make payments due to COMPANY in relation to NET SALES of PRODUCTS in a timely manner, so that COMPANY may comply with its obligations to make payments to WHITEHEAD as set forth in Section 4.

(ii)	The terms and conditions of Sections 2.5 (U.S. Manufacturing), 2.6 (Retained Rights), 5.3 (Record keeping), 11.2 (Export Control), 11.3 (Non-Use of Name), and 11.4 (Marking of PRODUCTS) are binding on the SUBLICENSEE through the applicable SUBLICENSE AGREEMENT.

(iii)	A section substantially the same as Section 8 (Indemnification and Insurance) will be included which also will state that the Indemnitees (as defined in Section 8) are intended third-party beneficiaries of such SUBLICENSE AGREEMENT solely for the purpose of enforcing such indemnification and insurance provisions.

(b)              Copies of SUBLICENSE AGREEMENTS. COMPANY shall forward to WHITEHEAD copies of any and all fully executed SUBLICENSE AGREEMENTS within thirty [***] after their execution, which copies may be reasonably redacted except for matters relevant to COMPANY’S obligations and/or WHITEHEAD’S rights under this Agreement, provided that sufficient information remains unredacted to allow WHITEHEAD to assess whether COMPANY is in compliance with its obligations under this Agreement and to verify amounts payable hereunder in connection with such sublicense agreement. WHITEHEAD shall keep copies of SUBLICENSE AGREEMENTS in its confidential files, shall treat as confidential information in accord with Section 14, and shall use them solely for the purpose of monitoring COMPANY’S and SUBLICENSEES’ compliance with their obligations hereunder and enforcing WHITEHEAD’S rights under this Agreement.

2.5              U.S. Manufacturing. COMPANY agrees that any LICENSED PRODUCTS used or sold in the United States will be manufactured substantially in the United States as required by 35 U.S.C. 204 and 37 C.F.R. 401 et. seq., as amended.

2.6              Retained Rights.

(a)              WHITEHEAD. WHITEHEAD retains the right to practice the PATENT RIGHTS for research, teaching, and other educational purposes including use in third- party sponsored research; provided, however, that in no event shall any such retained rights permit the practice or use of any PATENT RIGHTS in the FIELD in the TERRITORY for commercial activities (meaning commercial development, production, manufacture, distribution or sale of products or provision of services for a fee).

(b)              Academic and Not-For-Profit Research Institutes. WHITEHEAD retains the right to grant non-exclusive licenses to other nonprofit or academic institutions to practice the PATENT RIGHTS for research, teaching, and other educational purposes; provided, however, that in no event shall any license permit the practice or use of any PATENT RIGHTS in the FIELD in the TERRITORY for commercial activities (meaning commercial development, production, manufacture, distribution or sale of products or provision of services for a fee).

(c)              [***]. WHITEHEAD represents that it is a party to a Sponsored Research Agreement by and between WHITEHEAD and [***] dated December 15, 2017 and as amended on April 8, 2019 (“SRA”), that the SRA remains in full force and effect as of the EFFECTIVE DATE in the form disclosed to COMPANY prior to the EFFECTIVE DATE and that no redacted terms in the SRA as disclosed to COMPANY would be relevant to the terms of this Section 2.6(c) or otherwise conflict with the rights granted to COMPANY hereunder. WHITEHEAD agrees that it will not enter into any amendment or the SRA or any other agreement or arrangement with [***] that would be relevant to terms of this Section 2.6(c) or otherwise conflict with the rights granted to COMPANY, its AFFILIATES and its SUBLICENSEES under this Agreement without COMPANY’S prior written approval.

(i)	WHITEHEAD represents that the SRA includes an obligation for WHITEHEAD to grant certain rights in certain inventions arising under the SRA to [***]. Such inventions are “WIBR Inventions”, “Subcontractor Inventions” and “WIBR/Subcontractor Inventions” (as each such term is defined in the SRA) arising during the initial term of the SRA (and any extension up to [***] agreed in writing) for which (i) patent applications are filed and (ii) that would be dominated by one or more VALID CLAIMS (as defined in this Agreement) (“SRA Invention”). Whitehead represents that such certain rights to PATENT RIGHTS are in the form of a covenant not to sue (as described in Section 2.6(c)(ii) below) and not in the form of an express license.

(ii)	COMPANY acknowledges that WHITEHEAD has or will covenant not to bring, directly or indirectly, any demand, claim, lawsuit, or action against [***] relating in any way to the practice or use of any PATENT RIGHTS listed on Appendix D (the “RELEVANT PATENTS”) to the extent necessary to allow [***] to practice any of the SRA Inventions that become licensed to [***] by WHITEHEAD (and sublicensees of same). Accordingly, COMPANY has agreed to the terms of Section 7.2(c).

(iii)	If [***] does not become licensed under an applicable SRA Invention during the time period set forth in clause (i) of this Section 2.6(c) and any “Invention Option Period”, “Option Extension Period” or “Negotiation Period” (as each such terms are defined in the SRA) or such license terminates for any reason, WHITEHEAD will promptly notify COMPANY and COMPANY will have no restrictions from pursuing infringement of the RELEVANT PATENTS as otherwise provided in this Agreement.

(d)              [***]. WHITEHEAD has granted to [***], a worldwide, perpetual, non-transferable, non-exclusive license for internal research purposes only to [***] of the PATENT RIGHTS. [***]

(e)              Federal Government. COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. §§ 201-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

2.7              No Additional Rights. Nothing in this Agreement will be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of WHITEHEAD or any other entity other than the PATENT RIGHTS, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS.

3.            COMPANY DILIGENCE OBLIGATIONS

3.1              Diligence Requirements.

(a)              COMPANY shall use [***], or shall cause one or more of its AFFILIATES, SUBLICENSEES, and CORPORATE PARTNERS to use [***], to develop one or more PRODUCTS or LICENSED PROCESSES and to introduce PRODUCTS or LICENSED PROCESSES into the commercial market in a MAJOR MARKET. With respect to any PRODUCT or LICENSED PROCESS that has been introduced to the commercial market in a MAJOR MARKET, COMPANY or its AFFILIATES, SUBLICENSEES, or CORPORATE PARTNERS shall use [***] to keep such PRODUCT or LICENSED PROCESS reasonably available to the public. COMPANY shall, within [***] after the end of each calendar year, furnish WHITEHEAD with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop or commercialize PRODUCTS or LICENSED PROCESSES. The report will also contain a high-level discussion of intended development or commercialization efforts and non-binding sales projections, if applicable, for the year in which the report is submitted.

(b)              If, at any given time during the TERM, COMPANY or any one or more AFFILIATES, SUBLICENSEES, or CORPORATE PARTNERS, alone or together, has performed any one of the following, then COMPANY will be deemed to have complied with COMPANY’S obligations under Section 3.1(a):

(i)	is selling one or more PRODUCTS that generate combined NET SALES of at least [***];

(ii)	total payments made to WHITEHEAD under this Agreement are equal to or exceed [***];

(iii)	[***], or

(iv)	[***].

In the event that, for each first full calendar year during the TERM following the [***] of the EFFECTIVE DATE, COMPANY or its AFFILIATES, CORPORATE PARTNERS, or SUBLICENSEES, alone or together, has not performed at least one of Sections 3.1 (b)(i) through (iv) during such full calendar year with respect to at least one PRODUCT, then WHITEHEAD may treat such failure [***], provided that COMPANY may elect to pay to WHITEHEAD a diligence extension fee of [***] to extend the diligence period for up to [***].

(c)              Beginning five (5) years from the EFFECTIVE DATE, if WHITEHEAD or COMPANY receives a bona fide request from a third party for a sublicense to the EXCLUSIVE CASES to make, have made, use, sell, offer to sell, and import a LICENSED PRODUCT or LICENSED PROCESS, which proposed product or process (“Proposed Product”) (i) is not directly competitive with any LICENSED PRODUCT or LICENSED PROCESS then offered for sale or in bona fide research or development as evidenced by the performance of any of the diligence obligations set forth in Sections 3.1(a) or (b) by or on behalf of COMPANY or any of its AFFILIATES, SUBLICENSEES, or CORPORATE PARTNERS and (ii) the development or commercialization of which would not have an adverse impact on COMPANY’S strategic plans for a LICENSED PRODUCT or LICENSED PROCESS as such plans are described by COMPANY to WHITEHEAD under obligations of confidentiality, then COMPANY shall, subject to COMPANY’S right as set forth in the following paragraph to submit a development plan for the Proposed Product, consider in good faith entering into negotiations toward granting at least a non-exclusive sublicense, limited to the proposed field only, to such third party for such third party’s Proposed Product.

As an alternative to negotiating a sublicense to a third party, COMPANY (or one of its AFFILIATES or actual SUBLICENSEES or CORPORATE PARTNERS) may submit to WHITEHEAD, within [***] after such third party’s request for a sublicense, a plan for prompt and diligent development of the Proposed Product, including a commitment to commercially reasonable development milestones. If COMPANY submits such a plan, no third-party sublicense shall be required for each such Proposed Product pursuant to this Section 3.1(c), and Section 3.1(d) below will not apply. If WHITEHEAD does not agree that the plan submitted by COMPANY meets the criteria set forth in this paragraph, the parties shall meet within [***] of COMPANY’S submission to resolve in good-faith any differences in the plan.

For purposes of this Section 3.1(c), “directly competitive” with a LICENSED PRODUCT or LICENSED PROCESS includes, for example and without limitation, that (i) the Proposed Product is or could be for the same or similar indication, is directed against the same target or otherwise is in the same therapeutic space as any such LICENSED PRODUCT or LICENSED PROCESS; (ii) the Proposed Product is a derivative, homolog, analog, or other chemically-related species/compound to such LICENSED PRODUCT or LICENSED PROCESS; or (iii) the development or commercialization of the Proposed Product could harm the development or commercialization of any such LICENSED PRODUCT or LICENSED PROCESS (where, for example, an adverse regulatory event for the Proposed Product could impact any such LICENSED PRODUCT or LICENSED PROCESS).

(d)              If COMPANY has not proposed reasonable terms for a sublicense to the third party under Section 3.1(c) above within [***] after receiving the request in writing, and if COMPANY has not submitted a development plan as provided for in Section 3.1(c) above, then WHITEHEAD shall have the right to require COMPANY to offer a non-exclusive sublicense to the third party [***], limited to the proposed field only, for such third party’s Proposed Product. The [***] period during which COMPANY may propose reasonable terms, prior to WHITEHEAD requiring such sublicense grant, will be extended an additional [***] if, at the end of the initial [***] period, both COMPANY and the prospective third party sublicensee assert to WHITEHEAD that they are engaged in good faith negotiations regarding the sublicense.

4.            ROYALTIES AND PAYMENT TERMS

4.1              Consideration for Grant of Rights.

(a)              License Issue Fee, Patent Cost Reimbursement, and Milestone Payments. COMPANY shall pay to WHITEHEAD a license issue fee of One-Hundred-Thousand Dollars ($100,000), payable as Fifty-Thousand Dollars ($50,000) within thirty (30) days of the EFFECTIVE DATE and Fifty-Thousand Dollars ($50,000) on the earlier of (a) March 31, 2020 and (b) the date on which COMPANY has raised, in a final closing of a Series B financing round of COMPANY, at least $25 million US Dollars in equity financing.

Within [***] of the EFFECTIVE DATE, COMPANY shall pay to WHITEHEAD approximately [***] for the CO-EXCLUSIVE CASES, which WHITEHEAD agrees and acknowledges is half of WHITEHEAD’S out-of-pocket expenses incurred for such patent cases, and approximately [***] for the EXCLUSIVE CASES as reimbursement in accordance with Section 6.3, for out-of-pocket expenses related to the filing, prosecution, and maintenance of PATENT RIGHTS incurred as of the EFFECTIVE DATE.

COMPANY shall pay to WHITEHEAD the following MILESTONE PAYMENTS within [***] of the event, whether such event is achieved by COMPANY, its AFFILIATE, its SUBLICENSEE under a SUBLICENSE, or its CORPORATE PARTNER under a CORPORATE PARTNERSHIP. Each MILESTONE PAYMENT is payable once only for the first achievement of such event.

(1)	[***];

(2)	[***];

(3)	[***];

(4)	[***].

The License Issue Fee and MILESTONE PAYMENTS in this Section 4.1(a) are not refundable and not creditable.

(b)              License Maintenance Fees. COMPANY shall pay to WHITEHEAD the following license maintenance fees on January 1 of each year set forth below:

Year(s)	License Maintenance Fee
2020	$25,000
2021,2022	$35,000
2023 and every year thereafter	$50,000

This license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to royalties due under this Agreement during the same calendar year, if any. License maintenance fees paid in excess of royalties due under this Agreement in such calendar year will not be creditable to royalties due to WHITEHEAD for future years.

(c)              Running Royalties on LICENSED PRODUCTS.

(i)	On a LICENSED PRODUCT-by-LICENSED PRODUCT and country-by-country basis, COMPANY shall pay to WHITEHEAD a running royalty of: [***] of NET SALES of each LICENSED PRODUCT in a country in the TERRITORY by COMPANY, AFFILIATES, and SUBLICENSEES during the ROYALTY TERM of such LICENSED PRODUCT in such country;

(ii)	On an IDENTIFIED PRODUCT-by-IDENTIFIED PRODUCT and country-by-country basis, COMPANY shall pay to WHITEHEAD a running royalty of: [***] of NET SALES of each IDENTIFIED PRODUCT in a country in the TERRITORY by COMPANY or its AFFILIATES, which will be due for a period of [***] from the date of first commercial sale of the first IDENTIFIED PRODUCT anywhere in the world; and

(iii)	On an IDENTIFIED PRODUCT-by-IDENTIFIED PRODUCT and country-by-country basis, COMPANY shall pay to WHITEHEAD [***] of any running royalty on net sales (for clarity, not including a sales-based milestone) of an IDENTIFIED PRODUCT received by COMPANY from its SUBLICENSEES or CORPORATE PARTNERS, which will be due for a period of [***] from the date of first commercial sale of the first IDENTIFIED PRODUCT anywhere in the world. For the avoidance of doubt, with respect to any given IDENTIFIED PRODUCT, only an amount under either Section 4.1(c)(ii) or Section 4.1(c)(iii) will be payable by COMPANY (i.e. no double counting).

Running royalties will be payable for each REPORTING PERIOD and will be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

The parties expressly agree that such a payment period for IDENTIFIED PRODUCTS is not an extension of the PATENT RIGHTS beyond their term, but rather is a period determined for the convenience of the parties in recognition of the value of the PATENT RIGHTS in discovering IDENTIFIED PRODUCTS and as appropriate compensation for the rights granted herein.

If it is necessary or useful for COMPANY to obtain a license or similar rights to a patent or patent application of a third party in order for COMPANY to manufacture, use, sell, offer to sell or import PRODUCTS in the FIELD (a “Third Party License”), then COMPANY shall have the right to credit [***] of any royalties actually paid by COMPANY, its AFFILIATES or its SUBLICENSEES under such Third Party License in a REPORTING PERIOD against the running royalties otherwise payable to WHITEHEAD under this Section 4.1(c)(i) and 4.1(c)(ii) for PRODUCTS in such calendar quarter; provided that the application of such credits shall not reduce the running royalties otherwise due to WHITEHEAD in any given REPORTING PERIOD by more than [***] and [***].

Upon the expiration of this Agreement, the license grants contained herein to COMPANY will become fully paid-up, royalty-free, perpetual, and irrevocable.

(d)              SUBLICENSE AGREEMENTS and CORPORATE PARTNERSHIPS. Subject to this Section 4.1(d), COMPANY shall pay WHITEHEAD [***] before the [***] anniversary of the EFFECTIVE DATE and thereafter, [***], in each case per year for each SUBLICENSE AGREEMENT (including those through multiple tiers) and each CORPORATE PARTNERSHIP, if any. On a case-by case basis, such amounts will be due to WHITEHEAD within [***] of the effective date of the applicable SUBLICENSE AGREEMENT or CORPORATE PARTNERSHIP and annually thereafter until the earlier of (i) the termination of the applicable SUBLICENSE AGREEMENT or CORPORATE PARTNERSHIP and (ii) the date on which all PATENT RIGHTS sublicensed or used, as applicable, in the performance of the relevant SUBLICENSE AGREEMENT or CORPORATE PARTNERSHIP, as applicable, have terminated or expired.

(e)              No Multiple Royalties. If the manufacture, use, offer for sale, import, or sale of any LICENSED PRODUCT is covered by more than one of the PATENT RIGHTS, multiple royalties will not be due.

4.2              Payments.

(a)              Method of Payment. All payments under this Agreement should be made payable to “Whitehead Institute for Biomedical Research” and sent to WHITEHEAD’S address identified in Section 14.1. Each payment should reference this Agreement ([***]) and identify the obligation under this Agreement that the payment satisfies.

(b)              Payments in U.S. Dollars. All payments due under this Agreement will be drawn on a United States bank and will be payable in United States dollars. Conversion of foreign currency to U.S. dollars will be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable REPORTING PERIOD. Such payments will be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.

(c)              Late Payments. Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement will bear interest, to the extent permitted by law, at [***] percentage points above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

5.            REPORTS AND RECORD KEEPING

5.1              Frequency of Reports.

(a)              Before First Commercial Sale. Prior to the first commercial sale of any PRODUCT, COMPANY shall deliver reports to WHITEHEAD annually, within [***] of the end of each calendar year, containing the information described in Section 5.2, as applicable, concerning the immediately preceding calendar year.

(b)              Upon First Commercial Sale of a PRODUCT. COMPANY shall report to WHITEHEAD the date of first commercial sale of a PRODUCT within [***] of occurrence in each country.

(c)              After First Commercial Sale. After the first commercial sale of a PRODUCT, COMPANY shall deliver reports to WHITEHEAD [***] of the end of each REPORTING PERIOD, containing information described in Section 5.2, as applicable, concerning the immediately preceding REPORTING PERIOD.

5.2              Content of Reports and Payments. Each report delivered by COMPANY to WHITEHEAD will contain at least the following information for the immediately preceding REPORTING PERIOD:

(i)	the number of PRODUCTS sold, leased, or distributed by COMPANY, its AFFILIATES, SUBLICENSEES and CORPORATE PARTNERS, to independent third parties in each country;

(ii)	the gross price charged by COMPANY, its AFFILIATES, SUBLICENSEES, and CORPORATE PARTNERS for each PRODUCT;

(iii)	calculation of NET SALES for the applicable REPORTING PERIOD in each country, including a listing of applicable deductions;

(iv)	total royalty payable on NET SALES in U.S. dollars under this Agreement, together with the exchange rates used for conversion;

(v)	the number of active SUBLICENSE AGREEMENTS and CORPORATE PARTNERSHIPS entered and a description of the PRODUCTS sublicensed in conjunction with the PATENT RIGHTS; and

(vi)	the achievement of any COMPANY Diligence Obligations under Section 3.1(b).

If no amounts are due for any REPORTING PERIOD, the report will so state. Notwithstanding any of the foregoing, COMPANY’S reporting obligations pursuant to this Section 5.2 with respect to CORPORATE PARTNERS will be limited to information regarding IDENTIFIED PRODUCTS.

5.3              Recordkeeping. COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to WHITEHEAD in relation to this Agreement, which records will contain sufficient information to permit WHITEHEAD to confirm the accuracy of any reports delivered to WHITEHEAD and compliance in other respects with this Agreement. COMPANY shall, and shall use reasonable efforts cause its AFFILIATES and SUBLICENSEES to, retain such records for at least [***] years following the end of the calendar year to which they pertain; provided that COMPANY shall require its AFFILIATES and SUBLICENSEES to retain such records for at least [***] years following the end of the calendar year to which they pertain. During such periods of record retention, WHITEHEAD or WHITEHEAD’S appointed independent auditor, shall have the right, at WHITEHEAD’S expense, to inspect such records during normal business hours to verify the accuracy of any reports and payments made or submitted by COMPANY to WHITEHEAD under this Agreement. In the event that any audit performed under this Section 5.3 reveals an underpayment in excess of [***] for the audited time period, COMPANY shall bear the full out-of-pocket cost of such audit and shall remit any amounts due to WHITEHEAD within [***] of receiving notice thereof from WHITEHEAD. Any over-payments revealed by an audit performed under this Section 5.3 shall be credited against other payments due to WHITEHEAD by COMPANY under this Agreement.

6.            PATENT PROSECUTION

6.1              Responsibility for PATENT RIGHTS.

(a)              WHITEHEAD in its sole discretion, shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS. For purposes of this Agreement, patent prosecution includes ex parte prosecution, interference proceedings, reissues, reexaminations, and oppositions. As long as the license remains in whole or in part exclusive or co-exclusive, WHITEHEAD shall provide, or cause its agent to provide, copies of relevant correspondence or proposed correspondence between WHITEHEAD and the United States Patent Office or the various foreign patent offices, shall give COMPANY reasonable opportunity to advise WHITEHEAD or WHITEHEAD’S counsel on such matters prior to submission of correspondence to the United States Patent Office and various foreign patent offices and shall implement COMPANY’S reasonable comments in good faith. COMPANY shall designate an individual or department for receiving the patent-related correspondence.

(b)              COMPANY shall have reasonable opportunities to consult with and advise WHITEHEAD in the preparing, filing, prosecuting, and maintaining the patent applications and patents within PATENT RIGHTS and shall reasonably cooperate with WHITEHEAD in such activities. COMPANY shall provide prompt notice to WHITEHEAD of any non-privileged, public information that comes to its attention that may affect the patentability, validity, or enforceability of any patent application or patent within PATENT RIGHTS. WHITEHEAD shall consider the legitimate interests of COMPANY in performing its responsibility under this Section 6.1 and shall implement in good faith all reasonable comments from COMPANY regarding same.

(c)              COMPANY may surrender its licenses under any of the patents or patent applications, or any claim(s) thereof within PATENT RIGHTS in any country of the licensed TERRITORY by giving [***] advance written notice to WHITEHEAD. If COMPANY so surrenders its rights, it will remain responsible for all patent-related expenses reasonably incurred by WHITEHEAD during the applicable notice period, but WHITEHEAD shall take reasonable steps to minimize such expenses. Thereafter, COMPANY will have no further obligation to pay any patent expenses for the patents or patent applications that it surrendered. Notwithstanding the foregoing, if such surrender results in termination of all rights under this Agreement, then the termination notice provision in Section 12.1, below, shall apply.

6.2              International (non-United States) Filings. Appendix C is a list of countries in which patent applications corresponding to the United States patent applications listed in Appendix A will be filed, prosecuted, and maintained. From time to time during the TERM and without limiting COMPANY’S rights under Section 6.1(c), COMPANY may propose additions or deletions to Appendix C and WHITEHEAD shall not unreasonably withhold its consent to such revision. In the event that a PATENT RIGHT is a CO-EXCLUSIVE CASE in one or more countries and an EXCLUSIVE CASE in one or more countries pursuant to Section 2.2, Appendix C shall be, and shall be deemed automatically, updated to reflect such distinction.

6.3              Payment of Expenses.

(a)              CO-EXCLUSIVE CASES. COMPANY shall reimburse [***] of all reasonable out-of-pocket fees and costs that have not been reimbursed to WHITEHEAD by a party other than the CO-EXCLUSIVE THIRD PARTY LICENSEE, including reasonable attorneys’ fees, relating to the filing, prosecution, and maintenance of the CO-EXCLUSIVE CASES incurred by WHITEHEAD in the relevant countries on Appendix C in which COMPANY has not abandoned rights pursuant to Section 6.1(c), whether such amounts were incurred before or after the EFFECTIVE DATE. For the avoidance of doubt, such fees and costs incurred before the EFFECTIVE DATE are included in the amount set forth in Section 4.1(a) except to the extent such fees and costs have been incurred in the most recent billing cycle but not billed to WHITEHEAD as of the EFFECTIVE DATE.

(b)              EXCLUSIVE CASES. COMPANY shall reimburse all reasonable unreimbursed out-of-pocket fees and costs, including reasonable attorneys’ fees, relating to the filing, prosecution, and maintenance of the EXCLUSIVE CASES incurred by WHITEHEAD in the relevant countries on Appendix C in which COMPANY has not abandoned rights pursuant to Section 6.1(c), whether such amounts were incurred before or after the EFFECTIVE DATE. For the avoidance of doubt, such fees and costs incurred before the EFFECTIVE DATE are included in the amount set forth in Section 4.1(a).

(c)              PAYMENTS. COMPANY shall pay all amounts due pursuant to this Section 6.3 within [***] of receipt of an invoice from WHITEHEAD. Late payments shall accrue interest pursuant to Section 4.2(c). In all instances, WHITEHEAD shall pay the fees prescribed for large entities to the United State Patent and Trademark Office.

6.4              Co-Exclusive Third Party Licensees. [***].

7.            INFRINGEMENT

7.1              Notification of Infringement. Each party agrees to provide written notice to the other promptly after becoming aware of any infringement of the PATENT RIGHTS in the FIELD in the TERRITORY for which COMPANY has an exclusive or co-exclusive license.

7.2              Right to Prosecute Infringements.

(a)              COMPANY Right to Prosecute for EXCLUSIVE CASES. So long as COMPANY remains the exclusive licensee of the EXCLUSIVE CASES in the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, shall have the right (but not the obligation), under its own control and at its own expense, to prosecute any third- party infringement of the PATENT RIGHTS of the EXCLUSIVE CASES in the FIELD in the TERRITORY, subject to Sections 7.2(c), 7.2(d), 7.4, and 7.5. If required by law, WHITEHEAD shall permit any action under this Section 7.2 to be brought in its name, including being joined as a party-plaintiff, provided that COMPANY shall hold WHITEHEAD harmless from, and indemnify WHITEHEAD against, any out-of-pocket costs, expenses, or liability that WHITEHEAD incurs in connection with such action.

Prior to commencing any such action, COMPANY shall consult with WHITEHEAD and shall consider the views of WHITEHEAD regarding the advisability of the proposed action and its effect on the public interest. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section 7.2(a) that imposes any financial liability or other obligation on WHITEHEAD, or requires an admission of liability, wrongdoing or fault or a waiver of rights on the part of WHITEHEAD, without the prior written consent of WHITEHEAD, such consent not to be unreasonably withheld, delayed or conditioned.

(b)              Right to Prosecute for CO-EXCLUSIVE CASES.

[***] shall have the first right (but not the obligation) to prosecute any third-party infringement of the PATENT RIGHTS of CO-EXCLUSIVE CASES in the FIELD in the TERRITORY [***], under its own control and at its own expense, to prosecute such third-party infringement, subject to Sections 7.2(c), 7.4, and 7.5. Prior to commencing any such action, [***] shall consult with [***] and shall consider the views of [***] regarding the advisability of the proposed action and its effect on the public interest. [***] shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section 7.2(b) that imposes any financial liability or other obligation on [***] , or requires an admission of liability, wrongdoing or fault or a waiver of rights on the part of [***], without the prior written consent of [***], such consent not to be unreasonably withheld, delayed or conditioned.

For the avoidance of doubt, [***] will have no right to prosecute any third party infringement of the PATENT RIGHTS of CO-EXCLUSIVE CASES in the EXCLUDED ENFORCEMENT FIELD. If [***] receives written permission from [***] to prosecute a third-party infringement of the PATENT RIGHTS of any CO-EXCLUSIVE CASES in the EXCLUDED ENFORCEMENT FIELD in the TERRITORY, then [***] shall have no right to sublicense the PATENT RIGHTS that are subject to such third-party infringement to the party being so prosecuted.

(c)              Exception for [***] Rights. Subject to Section 2.6(c)(iii), [***] rights under Section 7.2 of this Agreement (Right to Prosecute Infringements) will exclude infringement of the RELEVANT PATENTS by [***] arising from the practice of SRA Inventions licensed to [***] by WHITEHEAD (and such infringement by [***] arising from the practice of SRA Inventions).

(d)              Exception for [***] Rights. Subject to Section 2.6(d), [***] rights under Section 7.2 of this Agreement (Right to Prosecute Infringements) will exclude infringement of [***] of the PATENT RIGHTS by [***].

(e)              [***] Right to Prosecute. In the event that [***] is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time after [***] first becomes aware of the basis for such action, [***] shall have the right, at its sole discretion but only after good faith consultation with [***], to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to [***], but [***] shall reimburse [***] for any costs or expenses incurred in assisting [***] in such action as reasonably requested by [***]. In the event that [***] has chosen not to initiate an infringement action for business reasons, [***] shall consider in good faith [***] reasons for such decision in deciding whether to prosecute such infringement.

7.3              Declaratory Judgment Actions. In the event that a PATENT CHALLENGE or any suit or action alleging that the PATENT RIGHTS are not infringed or unpatentable is brought against [***] or [***] or any AFFILIATES or SUBLICENSEES by a third party, the subject party shall promptly notify the other parties in writing, and [***], at its option and upon written notice to [***], will have the right, but shall not be obligated, within [***] after commencement of such action to take over the sole defense of the action at its own expense. If [***] does not exercise this right, [***] may take over the sole defense of the action at [***] sole expense, but shall not be obligated to do so, subject to Sections 7.4 and 7.5.

7.4              Offsets. COMPANY may offset a total of [***] of any expenses incurred under Sections 7.2 and 7.3 against any payments due to WHITEHEAD under Section 4, provided that in no event shall such payments under Section 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] in any REPORTING PERIOD.

7.5              Recovery. Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 will be distributed as follows:

(i)	each party will be first reimbursed pro rata for any expenses incurred in the action (including the amount of any royalty or other payments withheld from WHITEHEAD as described in Section 7.4 and any reimbursements paid by a party to another party under Section 7.6);

(ii)	as to ordinary damages, if COMPANY will receive an amount equal to its lost profits, COMPANY shall pay to WHITEHEAD based upon such amount [***];

(iii)	as to ordinary damages, if COMPANY will receive an amount equal to a reasonable royalty on the infringing sales or whichever measure of damages the court will have applied, COMPANY shall pay to WHITEHEAD [***] of such amount for ordinary damages; and

(iv)	as to special or punitive damages, [***].

7.6            Cooperation. Each party agrees to cooperate in any action under this Section 7 which is controlled by any other party, provided that the controlling party reimburses the cooperating parties promptly for any reasonable costs and expenses incurred by the cooperating parties in connection with providing such assistance. If required by law, [***] shall permit any action under Section 7.2 to be brought in its name, including being joined as a party-plaintiff, provided that [***] shall hold [***] harmless from, and indemnify [***] against, any out-of-pocket costs, expenses, or liability that [***] incur in connection with such action.

7.7            Right to Sublicense. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS of the EXCLUSIVE CASES in the FIELD in the TERRITORY, COMPANY will have the sole right to sublicense any alleged infringer in the FIELD in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of this Agreement relating to sublicenses as set forth in Section 2.4 and payments due under Section 4. So long as COMPANY remains the co-exclusive licensee of the PATENT RIGHTS of the CO-EXCLUSIVE CASES in the FIELD in the TERRITORY, [***].

7.8              Co-Exclusive Third Party Licensee. [***].

8.            INDEMNIFICATION AND INSURANCE

8.1              Indemnification.

(a)              Indemnity. COMPANY shall indemnify, defend, and hold harmless WHITEHEAD and its trustees, officers, faculty, students, medical and professional staff, employees, and agents and its respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon the Indemnitees or any one of them, in connection with any claims, suits, investigations, actions, demands or judgments, in each case brought by a third party, [***].

COMPANY’S indemnification under Sections 8.1(a) does not apply to any liability, damage, loss or expense to the extent that it is attributable to the grossly negligent activities of the Indemnitees, or the fraud or intentional misconduct of the Indemnitees.

(b)              Procedures. The Indemnitees agree to provide COMPANY with prompt written notice of any commenced or threatened claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to WHITEHEAD to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of the indemnity contained herein, whether or not such actions are rightfully brought. The Indemnitees shall cooperate with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain one (1) member of its own counsel, at the reasonable expense of COMPANY, if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate due to an ethical conflict. COMPANY agrees to keep WHITEHEAD informed of the progress in the defense and disposition of such claim and to consult with WHITEHEAD with regard to any proposed settlement.

The right and obligation of COMPANY to assume the defense of any action is limited to that part of the action commenced against WHITEHEAD and/or Indemnitees that relates to COMPANY’S obligation of indemnification and holding harmless.

COMPANY shall require any AFFILIATE(S) or SUBLICENSEE(S) to indemnify, hold harmless, and defend WHITEHEAD under the same terms set forth in this Section 8.1.

8.2              Insurance. At such time as any product, process, or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by COMPANY or by a SUBLICENSEE(S), AFFILIATE(S) or agent of COMPANY, COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including product liability insurance which shall protect COMPANY and Indemnitees with respect to events covered by Section 8.1. Such insurance will (i) be issued by an insurer licensed to practice in the Commonwealth of Massachusetts or another insurer pre-approved by WHITEHEAD, such approval not to be unreasonably withheld, (ii) list WHITEHEAD as additional insureds thereunder, (iii) be endorsed to include product liability coverage and coverage for property damage, and (iv) require [***] written notice to be given to WHITEHEAD prior to any cancellation or material change thereof. The limits of such insurance will not be less than [***].

In the alternative, if COMPANY elects to self insure all or part of the limits described above (including deductibles or retentions which are in excess of [***] annual aggregate), such self-insurance program must be acceptable to and receive prior approval from WHITEHEAD. COMPANY shall provide WHITEHEAD with Certificates of Insurance evidencing compliance with this Section 8.2 upon request of WHITEHEAD.

COMPANY shall provide WHITEHEAD with written notice at least [***] prior to the cancellation, non renewal or material change in such insurance except that notice of cancellation due to non-payment of premium will be made with notice not less than [***] prior to cancellation; if COMPANY does not obtain replacement insurance providing comparable coverage within such [***] period, WHITEHEAD has the right to terminate this Agreement effective at the end of such [***] period without any notice or additional waiting periods.

The minimum amounts of insurance coverage required under these provisions may not be construed to create a limit of COMPANY’S liability with respect to its indemnification obligation under Section 8.1.

COMPANY shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (a) the period that any product, process, or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by COMPANY or by a SUBLICENSEE, AFFILIATE, or agent of COMPANY and (b) a reasonable period after such time as any product, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals), which in no event shall be less than [***].

COMPANY shall require any AFFILIATE(S) or SUBLICENSEE(S) to maintain insurance in favor of WHITEHEAD and the Indemnitees under the same terms or on terms at least as favorable to WHITEHEAD set forth in this Section 8.2.

9.            REPRESENTATIONS OR WARRANTIES

9.1              Representations and Warranties. To its knowledge, as of the EFFECTIVE DATE, WHITEHEAD represents and warrants that: (a) it solely and exclusively owns the patents and applications included within the PATENT RIGHTS free and clear of any liens, charges and encumbrances except as described in Sections 2.6(c)(ii) and 2.6(d); (b) it has the power and authority to grant the licenses provided for herein to COMPANY, and that it has not earlier granted, or assumed any obligation to grant, and will not grant any rights in the PATENT RIGHTS to any third party that would conflict with the rights granted to COMPANY herein; (c) this Agreement constitutes the legal, valid, and binding obligation of WHITEHEAD, enforceable against such WHITEHEAD in accordance with its terms and (d) it has not received notice of any claim made against WHITEHEAD asserting the invalidity, misuse or unenforceability of any PATENT RIGHTS or challenging WHITEHEAD’S ownership of the PATENT RIGHTS and to the best of WHITEHEAD’S knowledge, no such claim has been threatened.

9.2              Limitation on Representations and Warranties. EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, WHITEHEAD MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. Specifically, and not to limit the foregoing, WHITEHEAD makes no warranty or representation (i) regarding the validity or scope of the PATENT RIGHTS, and (ii) that the exploitation of the PATENT RIGHTS or any PRODUCT or LICENSED PROCESS will not infringe any patents or other intellectual property rights of WHITEHEAD or of a third party.

EXCEPT FOR COMPANY’S INDEMNITY OBLIGATIONS UNDER SECTION 8.1, IN NO EVENT SHALL ANY PARTY, THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES FACULTY, STUDENTS, MEDICAL AND PROFESSIONAL STAFF, AGENTS, AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER WHITEHEAD OR COMPANY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10.            ASSIGNMENT

10.1            Assignment by WHITEHEAD. This Agreement is not assignable, in whole or in part, by WHITEHEAD without the prior written consent of COMPANY except that: (i) WHITEHEAD may assign its rights and obligations under this Agreement at any time in connection with the assignment of the PATENT RIGHTS, (ii) WHITEHEAD may assign its right to receive payment hereunder to any third party, (iii) WHITEHEAD may assign this Agreement, in whole or in part, to an AFFILIATE and (iv) WHITEHEAD may assign its rights and obligations under this Agreement to a surviving or acquiring third party entity in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates (however such transaction is structured), in each case of clauses (i) through (iv) of this Section 10.1, without COMPANY’S prior written consent; provided that any assignee must agree in writing to be bound by the terms and conditions of this Agreement. Any purported assignment by WHITEHEAD not permitted by this Section 10.1 shall be void and of no effect.

10.2            Assignment by COMPANY. This Agreement is personal to COMPANY. This Agreement is not assignable, in whole or in part, by COMPANY without the prior written consent of WHITEHEAD except that: (i) COMPANY may assign this Agreement, in whole or in part, to an AFFILIATE and (ii) COMPANY may assign its rights and obligations under this Agreement to a surviving or acquiring third party entity in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates (however such transaction is structured), in each case of clauses (i) through (ii) of this Section 10.2, without WHITEHEAD’S prior written consent; provided that any assignee must agree in writing to be bound by the terms and conditions of this Agreement and provided further, however, that if this Agreement is assigned by COMPANY in accordance with clause (ii) of this Section 10.2 within [***] of the EFFECTIVE DATE, COMPANY shall pay to WHITEHEAD an assignment fee of [***], due within thirty [***] of such assignment. Any purported assignment by COMPANY not permitted by this Section 10.2 shall be void and of no effect.

11.            GENERAL COMPLIANCE WITH LAWS

11.1            Compliance with Laws. COMPANY shall comply with all local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of PRODUCTS and LICENSED PROCESSES.

11.2            Export Control. COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. Among other things, as of the EFFECTIVE DATE, these laws and regulations prohibit, or require a license for, the export of certain types of commodities and technical data to specified countries. COMPANY will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations. Any violation of such laws and regulations by its AFFILIATES or SUBLICENSEES will be deemed a violation of such laws and regulations by COMPANY under this Agreement and COMPANY will indemnify, defend, and hold WHITEHEAD harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3            Non-Use of Name. COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Whitehead Institute” or any variation, adaptation, or abbreviation thereof, or of any of their trustees, officers, faculty, students, employees, or agents, or any trademark owned by WHITEHEAD, or, subject to Section 14.3, any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of the relevant party, which consent such party may withhold in its sole discretion. WHITEHEAD shall not use the name of “CAMP4 Therapeutics Corporation,” or any variation, adaptation, or abbreviation thereof, or of any of their directors, officers, employees, or agents, or any trademark owned by COMPANY, or, subject to Section 14.3, any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of the COMPANY, which consent COMPANY may withhold in its sole discretion. The foregoing notwithstanding, without the consent of WHITEHEAD, COMPANY may make factual statements during the term of this Agreement that COMPANY has a license from WHITEHEAD under one or more of the patents and/or patent applications comprising the PATENT RIGHTS.

11.4            Marking of LICENSED PRODUCTS. To the extent [***], COMPANY shall mark, and shall cause its AFFILIATES and shall use commercially reasonable efforts to cause its SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

12.            TERMINATION

12.1            Voluntary Termination by COMPANY. COMPANY will have the right to terminate this Agreement for any reason, upon at least [***] prior written notice to WHITEHEAD, such notice to state the date at least [***] in the future upon which termination is to be effective.

12.2            Termination for Default.

(a)            Nonpayment. In the event COMPANY fails to pay any amounts due and payable to WHITEHEAD hereunder, and fails to make such payments within [***] after receiving written notice of such failure, WHITEHEAD may terminate this Agreement immediately upon written notice to COMPANY.

(b)            Material Breach. In the event COMPANY commits a material breach of its obligations under this Agreement, except for breach as described in Section 12.2(a), and fails to cure that breach within [***] after receiving written notice thereof, WHITEHEAD may terminate this Agreement immediately upon written notice to COMPANY, subject to completion of the dispute resolution process set forth in Section 13 (during which COMPANY’S cure period shall be tolled, including during the [***] prior to any mediation) and subsequent opportunity to cure.

12.3            Effect of Termination.

(a)              Survival. The following provisions shall survive the expiration or termination of this Agreement: Sections 1, 4.1(c)(ii) (for obligation to pay royalty on IDENTIFIED PRODUCTS), 5.2 (only for obligation to provide final report and payment), 6.3 (for obligation to pay patent expenses incurred before the EFFECTIVE DATE), 8, 9, 10, 12.3, 13, 14, and 15.

(b)              Inventory. Upon the early termination of this Agreement, COMPANY and its AFFILIATES and SUBLICENSEES may complete and sell any work-in-progress and inventory of LICENSED PRODUCTS that exist as of the effective date of termination, provided that:

(i)	COMPANY pays WHITEHEAD the applicable running royalty or other amounts due on such sales of LICENSED PRODUCTS in accordance with the terms and conditions of this Agreement; and

(ii)	COMPANY and its AFFILIATES and SUBLICENSEES shall complete and sell all work-in-progress and inventory of LICENSED PRODUCTS within [***] after the effective date of termination.

(c)            Pre-termination Obligations. In no event shall termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

13.            DISPUTE RESOLUTION

13.1            Mandatory Procedures. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Section 13, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If any party fails to observe the procedures of this Section 13, as may be modified by their written agreement, the other parties may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2            Equitable Remedies. Although the procedures specified in this Section 13 are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, any party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3            Dispute Resolution Procedures.

(a)              Mediation. In the event any dispute arising out of or relating to this Agreement remains unresolved within [***] days from the date the affected party informed the other party of such dispute, any party may initiate mediation upon written notice to the other party (“Notice Date”), whereupon all parties shall be obligated to engage in a mediation proceeding under [***], except that specific provisions of this Section 13 shall override inconsistent provisions of the [***]. The mediator will be selected from the [***]. If the parties cannot agree upon the selection of a mediator within [***] business days after the Notice Date, then upon the request of any party, the [***] shall appoint the mediator. The parties shall attempt to resolve the dispute through mediation until the first of the following occurs:

(i)	the parties reach a written settlement in which case such settlement shall be deemed binding on the parties;

(ii)	the mediator notifies the parties in writing that they have reached an impasse;

(iii)	the parties agree in writing that they have reached an impasse; or

(iv)	the parties have not reached a settlement within [***] days after the Notice Date.

(b)              Trial Without Jury. If the parties fail to resolve the dispute through mediation (i.e., clause (ii), (iii) or (iv) of Section 13.3(a) occurs) or if no party elects to initiate mediation [***] days after having the right to do so pursuant to Section 13.3(a), each party shall have the right to pursue any other remedies legally available to resolve the dispute, provided, however, that the parties expressly waive any right to a jury trial in any legal proceeding under this Section 13.

13.4            Performance to Continue. Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement. Nothing in this Section 13 is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Sections 4 and 6.

13.5            Statute of Limitations. The parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Section 13.3(a) are pending. The parties shall cooperate in taking any actions necessary to achieve this result.

14.            CONFIDENTIALITY

14.1            Non-disclosure and Non-use.

(a)              All proprietary and confidential information (“INFORMATION”) disclosed by one party to the other party hereunder shall be maintained in confidence by the receiving party and shall not be disclosed to any third party or used for any purpose except as set forth under this Agreement without the prior written consent of the disclosing party, for a period of [***] years from the expiration or effective date of termination of this Agreement, except to the extent that such INFORMATION:

(i)	is known by receiving party at the time of its receipt, and not through a prior disclosure by the disclosing party or its AFFILIATE, as documented by the receiving party’s business records;

(ii)	is or becomes part of the public domain through no wrongful action of the receiving party or its AFFILIATE;

(iii)	is subsequently disclosed to the receiving party by a third party who may lawfully do so and is not under an obligation of confidentiality to the disclosing party or its AFFILIATE;

(iv)	is developed by the receiving party independently of information received from the disclosing party or its AFFILIATE, as documented by the receiving party’s business records;

(b)              Notwithstanding the foregoing, a party may disclose INFORMATION:

(i)	to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market PRODUCTS or LICENSED PROCESSES, provided however that such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations.

(ii)	deemed necessary by COMPANY to be disclosed to sublicensees, agents, consultants, and/or other third parties for the development and/or commercialization of a PRODUCT or LICENSED PROCESS, and/or in connection with a licensing/sublicensing transaction and/or a permitted assignment under this Agreement, and/or loan, financing or investment and/or acquisition, merger, consolidation or similar transaction (or for such entities to determine their interest in performing such activities) in each case on the condition that any third party to whom such disclosures are made agree to be bound by a confidentiality agreement.

INFORMATION that is disclosed under Section 14.1(b)(i) or (ii) will remain otherwise subject to the confidentiality and non-use provisions hereof.

14.2            Judicial or Administrative Process. If a party is required by judicial or administrative process to disclose INFORMATION that is subject to the non-disclosure provisions of this Section 14, such party shall promptly inform the other party of the disclosure that is being sought in order to provide the other party an opportunity to challenge or limit the disclosure obligations.

Subject to Section 14.1(a)(ii), INFORMATION that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions hereof, and the disclosing party, pursuant to law or court order, shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information.

14.3            SEC Filings. Either party may publicly disclose the terms of this Agreement to the extent required, in the reasonable opinion of such party’s legal counsel, to comply with applicable laws, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”). Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 14.3, the parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. If a party discloses this Agreement or any of the terms hereof in accordance with this Section 14.3, such party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other party.

15.            MISCELLANEOUS

15.1            Notice. Any notices required or permitted under this Agreement will be in writing, will specifically refer to this Agreement, and will be sent by hand, recognized national overnight courier, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses of the parties:

   If to WHITEHEAD:    Whitehead Institute for Biomedical Research

   455 Main Street

   Cambridge, MA 02142

   Attention: Intellectual Property Office

   Tel: 617-258-5000

   If to COMPANY:    CAMP4 Therapeutics Corporation

   One Kendall Square Building

   1400 West Suite Bl4301, 3rd Floor

   Cambridge, MA 02139

   Tel:

All notices under this Agreement will be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other parties in the manner provided in this Section 15.1.

15.2            Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, will be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent will be determined by the law of the country in which the patent will have been granted. The state and federal courts having jurisdiction over Cambridge, MA, USA, provide the exclusive forum for any court action between the parties relating to this Agreement. COMPANY and WHITEHEAD submit to the jurisdiction of such courts and waives any claim that such court lacks jurisdiction over WHITEHEAD, COMPANY or its AFFILIATES or constitutes an inconvenient or improper forum.

15.3            Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation”, (c) the word “will” will be construed to have the same meaning and effect as the word “shall”, (d) any reference herein to any person or entity will be construed to include such person or entity’s successors and assigns, (e) the words “herein”, “hereof’ and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (f) all references herein to Sections or Appendices will be construed to refer to Sections or Appendices of this Agreement, and references to this Agreement include all Sections or Appendices hereto, (g) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (h) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”

15.4            Force Majeure. No party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation, fire, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

15.5            Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by each of the parties. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

15.6            Severability. In the event that any provision of this Agreement is held invalid or unenforceable for any reason, such invalidity or unenforceability will not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible under applicable law) their original intent.

15.7            Binding Effect. This Agreement will be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

15.8            Headings. All headings are for convenience only and will not affect the meaning of any provision of this Agreement.

15.9            Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

[Signatures follow on the next page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

For WHITEHEAD		For COMPANY:

By:	/s/ Carla DeMaria	By:	/s/ Josh Mandel-Brehm
Name:	Carla DeMaria	Name:	Josh Mandel-Brehm
Title:	Director of Intellectual Property & Sponsored Programs	Title:	CEO
Date:	10/24/19	Date:	10/24/19

APPENDIX A

List of Patent Applications and Patents

[***]

APPENDIX B

List of Patent Applications and Patents

[***]

APPENDIX C

List of Countries (excluding United States) for which
PATENT RIGHTS Applications Will Be Filed, Prosecuted and Maintained

[***]

APPENDIX C

RELEVANT PATENTS

[***]

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